UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 22, 2010

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2010, the Board of Directors of National Western Life Insurance Company (“Company”) adopted amendments to the Company’s Bylaws pertaining to timeframes for providing notice of shareholder meetings and the record date for such meetings.

Section 2.04 of the Company’s Bylaws was amended to extend the maximum number of days for providing written or printed notice of shareholder meetings from forty days to sixty days. Section 2.07 was amended to extend the maximum number of days in advance for setting the record date of shareholder meetings, for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, from forty-five days to seventy days.

A copy of the Company’s amended Bylaws is attached hereto as Exhibit 3ii(h) and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

( d ) Exhibits

Exhibit No.	Description

3 ii(h)	Bylaws of National Western Life
Insurance Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: March 26, 2010	By:	/S/ Brian M. Pribyl
Brian M. Pribyl
Senior Vice President
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

3 ii(h)	Bylaws of National Western Life Insurance Company